Earnings Conference Call 2 nd Quarter 2010 July 22, 2010 Exhibit 99.2

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2009 Annual Report on Form 10-K in (a) ITEM 1A.
Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results
of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s
Second Quarter 2010 Quarterly Report on Form 10-Q (to be filed on July 22, 2010) in (a) Part II,
Other Information, ITEM 1A. Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management’s
Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I , Financial
Information, ITEM 1. Financial Statements: Note 12 and (3) other factors discussed in filings with the
Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison
Company, PECO Energy Company and Exelon Generation Company, LLC (Companies). Readers
are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings and non-GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying operational results of the Companies.
Please refer to the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings. Please refer to the footnotes of the following slides for a reconciliation of non-
GAAP cash flows to GAAP cash flows.

2017/
2018
2016/
2017
2015/
2016
2014/
2015
PJM RPM Auctions
Delivery Year
2010 2011 2012 2013 2014 2015 2016 2017 2018
Hazardous Air
Pollutants
(HAP)
Criteria
Pollutants
Greenhouse
Gases
Coal
Combustion
By-Products
Compliance with Federal GHG Reporting Rule
Pre-Compliance Period
PSD/BACT and Title V Applies to GHG Emissions from New and Modified Sources
Develop GHG Cap and Trade
Legislation or EPA GHG
Regulations Under CAA
2015: Compliance with GHG
Cap and Trade Legislation or
EPA GHG Regs Under CAA
November 2014: Compliance with MACT
HAP ICR
Pre-Compliance Period
Develop Coal
and Oil MACT
Interim CAIR
Program
Develop Clean Air
Transport Rule
(CATR)
2012: Compliance with CATR (to replace CAIR)
SIP provisions developed in response to revised NAAQS
(e.g., Ozone, PM
2.5
,
SO2,
NO2)
Compliance with CATR 2
Develop Revised NAAQS
and CATR 2
Pre-Compliance Period
2015: Compliance with Federal CCB
Regulations
Develop Coal
Combustion By-
Products Rule
EPA Regulations Will Begin to Affect
Upcoming PJM RPM Auctions
Notes: Reliability Pricing Model (RPM) auctions take place annually in May.
For definition of the EPA regulations referred to on this slide, please see the EPA’s Terms of Environment (http://www.epa.gov/OCEPAterms/).

Signs of Power Market Recovery
Forward natural gas prices remain stable
• In-line with our fundamental view
Heat rates in the spot market are improving
• We believe forward heat rate expansion is not fully reflected in the market, particularly Ni-Hub
Positive results from recent PJM RPM capacity auction
• Half of our capacity is in premium eastern zones
Exelon has the largest upside to a recovery of any of our merchant peers

Nuclear
Uprates
1,300–1,500 MW of new Exelon nuclear capacity by 2017, the
equivalent of a new nuclear plant at roughly half the cost of a new plant and no incremental operating costs
Leveraging transmission expertise through utility companies,
Exelon Transmission Company and Exelon Generation
Executing regulatory recovery plans at ComEd and PECO with
three active distribution rate cases
Industry-leading energy efficiency and smart grid investments over the coming years with a regulated return
Organic Growth Opportunities
Transmission
Rate Cases
Smart Grid

Key Financial Messages
Operating results for 2Q10
• Operating earnings of $0.99/share
(1)
• 94.8% nuclear capacity factor
• Continuing to manage O&M costs
Forward power price outlook improving
• Upside in off-peak prices due to increased load
• Continued signs of economic recovery in our service areas
Pursuing three rate cases at PECO and ComEd
• ComEd filed electric distribution rate case on June 30, 2010
• PECO electric and gas distribution rate cases on schedule
(1) Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
Raising 2010 operating earnings guidance to $3.80 - $4.10/share
(1)

Operating EPS
(1) Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
Strong performance at the utilities offset by lower ExGen margins driving quarter over quarter earnings lower; however, 2Q10 earnings exceeded guidance of $0.80-$0.90/share
$0.82
$0.11
$0.69
$0.15
$0.13
$0.18
2009 2010
$1.74
$0.28
$1.35
$0.31
$0.37
$0.31
2009 2010
HoldCo/Other
ExGen
PECO
ComEd
2
nd
Quarter (2Q)
(1)
$0.99 $0.67
GAAP EPS
Year-to-Date (YTD)
(1)
$1.99
$2.24
$2.07 $1.80
$0.99
$1.03

Exelon Generation
Operating EPS Contribution
2010 2009
Key Drivers – 2Q10 vs. 2Q09
(1)
Lower energy prices under the PECO
PPA: $(0.04), including CTC offset at
PECO $(0.05) and other pricing of $0.01
Unfavorable market/portfolio conditions:
$(0.05)
Higher nuclear fuel costs: $(0.03)
Favorable RPM capacity pricing: $0.03
Higher O&M costs primarily driven by
inflation: $(0.02)
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Outage days exclude Salem.
44 57 Refueling
15 21 Non-refueling
2Q10 2Q09 Outage Days
(2)
2Q YTD
$0.82
$1.74
$0.69
$1.35
Note: PPA = Power Purchase Agreement

Key Drivers – 2Q10 vs. 2Q09
(1)
IL distribution tax: $0.02
Weather: $0.02
Load growth: $0.01
Increased storm costs: $(0.01)
ComEd Operating EPS Contribution
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
2010 2009
2Q YTD
$0.13
$0.31
2Q10
Actual Normal % Change
Heating Degree-Days      519            766            (32)%
Cooling Degree-Days      312            224              39%
$0.18
$0.37

PECO Operating EPS Contribution
Key Drivers – 2Q10 vs. 2Q09
(1)
Increased CTC revenue resulting
in lower energy prices paid to
Generation under the PPA, offset
at Generation: $0.05
Weather: $0.03
Increased storm costs: $(0.01)
CTC amortization $(0.04)
2010
2009
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
2Q YTD
$0.11
$0.28
2Q10
$0.15
$0.31
Actual Normal % Change
Heating Degree-Days    299 458           (35)%
Cooling Degree-Days    586 332            77%

PECO Load Trends
Philadelphia
Unemployment rate (1) 9.2%
2010 annualized growth in
gross domestic/metro product (2) 0.8%
Note: C&I = Commercial & Industrial
2009 (3) 2Q10      2010E
Average Customer Growth (0.2)%   0.2%     0.0%
Average Use-Per-Customer (2.1)% (2.5)% 0.3%
Total Residential (2.3)%    (2.3)%      0.2%
Small C&I (2.7)% (5.1)%     (1.8)%
Large C&I (3.0)%   2.6%       0.9%
All Customer Classes (2.6)%    (0.7)%      0.1%
(1)  Source: U.S Dept. of Labor Preliminary data (June 2010)
(2) Source: PECO estimate
(3) Not adjusted for leap year effect
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10E 4Q10E
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
All Customer Classes Large C&I
Residential Gross Metro Product
Weather-Normalized Load Year-over-Year
(3)
Key Economic Indicators
Weather-Normalized Load

-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10E 4Q10E
-10.0%
-7.5%
-5.0%
-2.5%
0.0%
2.5%
5.0%
7.5%
10.0%
All Customer Classes Large C&I
Residential Gross Metro Product
ComEd Load Trends
Note: C&I = Commercial & Industrial
Chicago
Unemployment rate (1) 10.2%
2010 annualized growth in
gross domestic/metro product (2) 2.9%
4/10 Home price index (3) (1.5)%
(1)  Source: Illinois Dept. of Employment Security (June 2010)
(2) Source: Global Insight (June 2010)
(3) Source: S&P Case-Shiller Index
(4) Not adjusted for leap year effect
2009 (4) 2Q10      2010E
Average Customer Growth (0.4)%   0.2%      0.2%
Average Use-Per-Customer (1.0)% 1.4% 0.5%
Total Residential (1.4)%    1.6%       0.7%
Small C&I (2.2)% (0.1)%     (0.6)%
Large C&I (6.7)%   4.3%       2.5%
All Customer Classes (3.3)%    1.8%       0.8%
Weather-Normalized Load Year-over-Year
(4)
Key Economic Indicators Weather-Normalized Load

Energy, $/MWh
PRB, $/ton
4/1/2010
4/8/2010
4/15/2010
4/22/2010
4/29/2010
5/6/2010
5/13/2010
5/20/2010
5/27/2010
6/3/2010
6/10/2010
6/17/2010
6/24/2010

Energy, $/MWh
NAPP, $/ton
4/1/2010
4/8/2010
4/15/2010
4/22/2010
4/29/2010
5/6/2010
5/13/2010
5/20/2010
5/27/2010
6/3/2010
6/10/2010
6/17/2010
6/24/2010

Off-Peak Energy Price Improvement
Both Powder River Basin and Northern Appalachian coal prices have remained relatively stable over the past quarter
However, NiHub and PJMW Hub off-peak energy prices have increased over the same period
13
Stabilizing coal prices and recovery in load are providing upside to prices, particularly in the off-peak
NiHubOff-Peak and Powder River Basin (PRB) Coal
23.00
24.00
25.00
26.00
27.00
28.00
10.50
11.50
12.50
13.50
14.50
15.50
2011 NiHub 2012 NiHub 2011 PRB 2012 PRB
PJMW Hub Off-Peak and Northern Appalachian (NAPP) Coal
35.00
36.00
37.00
38.00
39.00
40.00
41.00
64.00
66.00
68.00
70.00
72.00
74.00
76.00
2011 PJMW 2012 PJMW 2011 NAPP 2012 NAPP

74.75
134.46
174.29
110.00
143.90
0
500
1,000
1,500
2009/2010 2010/2011 2011/2012 2012/2013 2013/2014
0
100
200
300
PJM RPM Capacity Auction
Note: Data contained on this slide is rounded.
(1) Weighted average $/MW-Day would apply if all generation cleared in the highlighted zone.
(2) All generation values are approximate and not inclusive of wholesale transactions; All capacity values are in installed capacity terms (summer ratings) located in the areas.
(3) Elwood contract expires on 12/31/12 and Kincaid contract expires on 2/28/13.
(4) Reflects decision in December 2010 to permanently retire Cromby Station and Eddystone Units 1&2 as of 5/31/11. None of these 933 MW cleared in the 2011/2012 or 2012/2013 auctions.
7%
42%
51%
RTO EMACC MACC
8,700 MW
1,500 MW
10,300 MW
(4)
~$400M
Increase
2013/14 RPM capacity prices result in a $400 million revenue increase to Exelon over the prior auction; expect 2014/15 auction to result in blended prices at least as high
(3)
Left axis
PJM RPM Capacity Prices and Auction ($MW-day)
Capacity by Region Eligible for 2014/15
RPM Base Residual Auction
(2)

Exelon.
ComEd. An Exelon Company
PECO. An Exelon Company
Exelon. Generation

2010 Projected Sources and Uses of Cash
($ millions)
Exelon
(9)
Beginning Cash Balance
(1) $1,050
Cash Flow from Operations
(1)(2) 1,100 1,025 2,400 4,575
CapEx (excluding Nuclear Fuel, Nuclear
Uprates and Solar Project, Utility Growth
CapEx)
(700) (400) (800) (1,950)
Nuclear Fuel n/a n/a (850) (850)
Dividend
(3) (1,400)
Nuclear Uprates and Solar Project n/a n/a (325) (325)
Utility Growth CapEx
(4) (225) (100) n/a (325)
Net Financing (excluding Dividend):
Planned Debt Issuances
(5)(6) 500 -- 250 750
Planned Debt Retirements
(7) (225) (400) -- (1,025)
Other
(8) (50) 125 -- 0
Ending Cash Balance
(1) $500
(1) Excludes counterparty collateral activity.
(2) Cash Flow from Operations primarily includes net cash flows provided by operating activities and net cash flows used in investing activities other than capital expenditures.
Cash Flow from Operations for PECO and Exelon includes $550 million for competitive transition charges.
(3) Assumes 2010 dividend of $2.10/share.  Dividends are subject to declaration by the Board of Directors.
(4) Represents new business and smart grid/smart meter investment.
(5) Excludes Exelon Generation’s $212 million and ComEd’s $191 million of tax-exempt bonds that are backed by letters of credit.  Excludes PECO’s $225 million Accounts
Receivable (A/R) Agreement with Bank of Tokyo.  Assumes PECO’s A/R Agreement is extended in accordance with its terms beyond September 16, 2010.
(6) Exelon Generation’s financing includes $250 million of debt to refinance a portion of Exelon Corp’s $400 million maturity.
(7) Excludes Exelon Generation’s and ComEd’s tax-exempt bonds.  PECO’s planned debt retirement of $400 million represents the final retirement of the PECO Energy
Transition Trust.
(8) “Other” includes PECO Parent Receivable, proceeds from options and expected changes in short-term debt.
(9) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.

2010 Operating Earnings Guidance
2010 Revised
Guidance
2010 Prior
Guidance
$0.40 - $0.50
$2.70 - $2.90
$3.70 - $4.00
(1)
ComEd
PECO
Exelon
Generation
ComEd
PECO
Exelon
Generation
Holdco Holdco
Exelon
$0.60 - $0.70
Exelon
$3.80 - $4.10
(1)
$0.60 - $0.70
$0.45 - $0.55
$2.80 - $2.95
(1) Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
Key Drivers of Guidance Revision
+ Favorable 2Q performance,
including ExGen revenue net fuel
+ Favorable weather YTD
+ Reaffirmed outlook for remainder of
the year
Revised 2010 operating earnings guidance to $3.80-$4.10/share –
expect 3Q10 results of $1.00 - $1.10/share
(1)

17 Exelon Generation Hedging Disclosures (as of June 30, 2010) * * * * * * * * * *

Important Information
The following slides are intended to provide additional information regarding the hedging program at Exelon Generation and to serve as an aid for the purposes of modeling Exelon
Generation’s gross margin (operating revenues less purchased power and fuel expense). The information on the following slides is not intended to represent earnings guidance or a forecast of future events. In fact, many of the factors that ultimately will determine Exelon Generation’s actual gross margin are based upon highly variable market factors outside of our control. The information on the following slides is as of June 30, 2010. We update this information on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet. Our simulation model and the assumptions therein are subject to change. For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in the slides. In addition, the forward-
looking information included in the following slides will likely change over time due to continued refinement of our simulation model and changes in our views on future market conditions.

Portfolio Management Objective
Align Hedging Activities with Financial Commitments
Power Team utilizes several product types
and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future cash
requirements if prices drop
• Consider:  financing policy (credit rating objectives,
capital structure, liquidity); spending (capital and
O&M); shareholder value return policy
Consider market, credit, operational risk
Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices;  all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
Our normal practice is to hedge commodity risk on a ratable
basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

2010 2011 2012
Estimated Open Gross Margin ($ millions)
(1)(2)
$5,700 $5,300 $5,100
Open gross margin assumes all expected generation is
sold at the Reference Prices listed below
Reference Prices
(1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(3)
$4.77
$33.17
$44.76
$1.28
$5.34
$32.63
$45.54
$(0.02)
$5.68
$34.22
$46.86
$0.53
Exelon Generation Open Gross Margin and
Reference Prices
(1) Based on June 30, 2010 market conditions.
(2) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues.
Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.
Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants.
Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity revenues and payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3) ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.

2010 2011 2012
Expected Generation (GWh)
(1)
167,500 163,000 162,600
Midwest 100,000 98,700 97,500
Mid-Atlantic 58,900 57,000 57,000
South 8,600 7,300 8,100
Percentage of Expected Generation Hedged
(2)
96-99% 86-89% 57-60%
Midwest 96-99 86-89 54-57
Mid-Atlantic 96-99 90-93 59-62
South 97-100 66-69 51-54
Effective Realized Energy Price ($/MWh)
(3)
Midwest $46.00 $43.50 $44.50
Mid-Atlantic $36.50 $57.50 $51.00
ERCOT North ATC Spark Spread $0.00 $(2.00) $(5.50)
Generation Profile
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options.  Expected generation assumes 10 refueling outages in 2010 and 11 refueling outages in 2011 and 2012 at Exelon-operated nuclear plants and Salem.
Expected generation assumes capacity factors of 94.1%, 93.2% and 92.9% in 2010, 2011 and 2012 at Exelon-operated nuclear plants. These estimates of expected generation in 2011 and 2012 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options, and swaps.  Uses expected value on options. Reflects decision to permanently retire Cromby Station and Eddystone Units 1&2 as of May 31, 2011.
Current  RMR discussions do not impact metrics presented in the hedging disclosure.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.

Gross Margin Sensitivities with Existing Hedges ($ millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2010
$20
$(15)
$10
$(5)
$5
$ -
+/- $25
2011
$100
$(90)
$75
$(65)
$30
$(25)
+/- $45
2012
$260
$(245)
$220
$(210)
$130
$(125)
+/- $45
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)
(1)  Based on June 30, 2010 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.

95% case
5% case
$6,600
$6,400
$5,100
$7,100
$6,500
$6,600
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2010
2011
2012
(1)  Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2011 and 2012 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of June 30, 2010.

Midwest Mid-Atlantic ERCOT
Step 1 Start with fleetwide open gross margin
$5.70 billion
Step 2 Determine the mark-to-market value
of energy hedges
100,000GWh * 97% *
($46.00/MWh-$33.17/MWh)
= $1.24 billion
58,900GWh * 97% *
($36.50/MWh-$44.76/MWh)
= $(0.47 billion)
8,600GWh * 98% *
($0.00/MWh-$1.28/MWh)
= $(0.01) billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:                              $5.70 billion
MTM value of energy hedges:              $1.24 billion + $(0.47 billion) + $(0.01) billion
Estimated hedged gross margin:          $6.46 billion
Illustrative Example
of Modeling Exelon Generation 2010 Gross Margin
(with Existing Hedges)

20
25
30
35
40
45
50
7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10
50
55
60
65
70
75
80
85
90
7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10
35
40
45
50
55
60
65
70
75
7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2011 $5.17
2012  $5.58
Rolling 12 months, as of July 14 , 2010. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Coal
2011 $67.94
2012 $74.45
2011 Ni-Hub  $39.68
2012 Ni-Hub $41.68
2012 PJM-West  $53.79
2011 PJM-West $51.80
2011 Ni-Hub $24.73
2012 Ni-Hub $26.61
2012 PJM-West $39.80
2011 PJM-West $38.41
th

5.5
6.5
7.5
8.5
9.5
10.5
11.5
12.5
13.5
7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10
8.0
8.2
8.4
8.6
8.8
9.0
9.2
9.4
9.6
9.8
10.0
7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10
40
45
50
55
60
65
70
7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
7/09 8/09 9/09 10/09 11/09 12/09 1/10 2/10 3/10 4/10 5/10 6/10 7/10
Market Price Snapshot
2012 $9.09
2011 $9.05
2011 $45.50
2012 $49.38
2011 $5.03
2012 $5.44
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2011 $6.73
2012 $7.67
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Rolling 12 months, as of July 14  , 2010. Source: OTC quotes and electronic trading system. Quotes are daily.
th

28 Appendix ***************** ***************** ***************** *****************

111.91
148.80
102.04
191.32
174.29
110.00
16.46
133.37
139.73
27.73
226.15
245.00
2008/2009 2009/2010 2010/2011 2011/2012 2012/2013 2013/2014
RTO
MAAC + APS
MAAC
Eastern MAAC
Only shown
if cleared
at separate
price and
generation
is located
in that zone
(1)
RPM Auction Results
Note: Data contained on this slide is rounded.
(1) MAAC = Mid-Atlantic Area Council; APS = Allegheny Power System.
(2) All generation values are approximate and not inclusive of wholesale transactions.
(3) All capacity values are in installed capacity terms (summer ratings) located in the areas.
(4) Obligation represents the remainder of the ComEd auction load that ends in May 2010.
(5) Obligation consists of load obligations from PECO. PECO PPA expires December 2010.
(6) Elwood contract expires on 12/31/12 and Kincaid contract expires on 2/28/13.
(7) Reflects decision in December 2010 to permanently retire Cromby Station and Eddystone Units
1&2 as of 5/31/11. None of these 933 MW cleared in the 2011/2012 or 2012/2013 auctions.
(8) Weighted average $/MW-Day would apply if all generation cleared in the highlighted zones.
$134.46
1,500
8,700 (7)
10,300 (6)
Capacity (3)
2013/2014 2009/2010 2010/2011 2011/2012 2012/2013
in MW Capacity (3) Obligation Capacity (3) Obligation Capacity (3) Capacity (3)
RTO 12,800 3,800 - 4,100 (5) 23,900 9,300 - 9,400 (4) 23,200 12,100 (6)
EMAAC 9,500
MAAC + APS 11,100  9,300 – 9,400 (5)
MAAC 1,500
Avg ($/MW-Day) (8) $143.90 $174.29 $110.00 $74.75
PJM RPM Auction ($MW-day)
Exelon Generation Eligible Capacity within PJM Reliability Pricing Model
(2)

ComEd Delivery Service
Rate Case Filing Summary
$396 Total ($2,337 million revenue requirement)
(6)
$45 Other adjustments
(5)
$22 Bad debt costs (resets base level of bad debt to 2009 test year)
$55 Pension and Post-retirement health care expenses
(4)
$95
Capital Structure
(3)
: ROE – 11.50% /
Common Equity – 47.33% / ROR – 8.99%
$179
(2)
Rate Base: $7,717 million
(1)
Requested Revenue
Increase
($ in millions)
Primary drivers of rate request are new plant investment, pension/retiree health care and cost of capital
(1) Filed June 30, 2010 based on 2009 test year, including pro forma capital additions through June 2011, and certain other 2010 pro forma adjustments.
(2) Includes increased depreciation expense.
(3) Requested capital structure does not include goodwill; ICC docket 07-0566 allowed 10.3% ROE, 45.04% equity ratio and 8.36% ROR.
ROE includes 0.40% adder for energy efficiency incentive.
(4) Reflects 2010 expense levels, compared to 2007 expense levels allowed in last rate case.
(5) Includes reductions to O&M and taxes other than income, offset by wage increases, normalization of storm costs and the Illinois Electric
Distribution Tax, other O&M increases, and decreases in load.
(6) Net of Other Revenues.
Note: ROE = Return on Equity, ROR = Return on Rate Base, ICC = Illinois Commerce Commission.

ComEd Delivery Rate Case
Alternative Regulation (Alt Reg) Proposal
ComEd plans to make a companion Alt Reg filing proposing to recover the costs of smart grid and other projects outside of the traditional rate case process
• 9-month statutory process
The proposal includes a “flow-through mechanism” to recover capital carrying costs and incremental O&M, as incurred
Costs and investments will be rolled in to future rate cases, when they occur
Assured savings to customers – $2 million on capped O&M costs for program costs
(excluding CARE)
Includes an incentive/penalty mechanism for performance above or under budget
Alt Reg Proposal is permitted under section 9-244 of the IL Public Utilities Act
$30 $15 Man-hole refurbishment and cable replacement
- $10 Expanded funding for low income CARE programs
(1)
$5 - Electric Vehicle Fleet Purchase
$55
$40
-
$10
-
$20
Accelerated Smart Grid Deployment
• 190,000 additional AMI Meters and Outage Management
System Interface
• Accelerated deployment of Distribution Automation
• Customer Applications
Capital O&M $ millions
(1) Total CARE amount for two-year proposal is $20 million.

ComEd Residential Rate Design
Straight Fixed/Variable Proposal
Filing includes a proposal to gradually move more of residential delivery bill to the fixed customer charge, rather than usage-based kwh component through three step phase-in
Current rate design:  37% fixed / 63% variable split
Proposed:  60%/40% split in June 2011, 70%/30% in June 2012, and 80%/20% in June 2013
Mitigates impact of weather and load fluctuations due to weather and economy
Rate design reflects current cost structure and sends appropriate price signals
• Fixed costs to be collected via fixed charges (i.e. Customer Charge, Meter Charge)
• Variable costs to be collected via variable charges (i.e. per kWh)
Eliminates economic disincentive to promote energy efficiency
Proposed Straight Fixed/Variable rate design is consistent with ICC orders in other recent cases

3.82
4.73
7.44
7.03
0.73
0.73
0.65
0.60
ComEd Delivery Rate Case
Residential Rate Impacts 2010 to 2011
(1)
(1) Reflects change in distribution rates only. Assumes Energy, Transmission and all other components remain constant as of June 2010, except as noted above.
(2) "All Other" includes impact of riders that are applicable to residential bills.
Unit rates: cents / kWh
All Other
(2)
Transmission
Energy
Distribution
Approximately
4% increase
July 1, 2010
July 1, 2011
Transmission: Subject to FERC
formula rate annual update
Comments
Energy: Reflects reduced PJM capacity
price that PJM has published for the
June 2011 – May 2012 planning
period.  Energy component may vary
Distribution: As proposed
12.63
13.09
Note:  Amounts may not add due to rounding.
Proposed residential rate impact of 7% will be mitigated by impact of lower capacity prices resulting in an increase of 4%

ComEd Delivery Service Rate Case
Tentative Schedule
Delivery Service Rate Case Filed – June 30, 2010
Alt Reg Proposal Filed – August / September 2010
Intervenor and Rebuttal Testimony – 4Q 2010
Hearings – December 2010 / January 2011
Administrative Law Judge Order – February 2011
Final Order Expected – May 2011
New Rates Effective – June 2011
Note: Dates are based on typical approach to rate cases but the ICC will set the actual schedule, which is expected in 3Q 2010.

6.4
6.9
2.0
2.1
6.7
7.2
2.2
1.9
Transmission
Distribution
ComEd Building Strength
~45% ~43%
8.5%
46.4%
Earned ROE
Equity (2)
5.5%
45.4%
$8.4
$8.6
$9.4
2008
2009
2011
(Illustrative)
(1) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, including an ROE target, all of which are subject to uncertainties and should not be relied upon as a forecast of future results. Amounts do not reflect pro forma adjustments that may be made to determine rate base for rate case filing.
(2) Equity based on definition provided in most recent ICC distribution rate case order (book equity less goodwill).
Note: Amounts may not add due to rounding.
2010E
$9.0
>10%
>10%
Significant improvement in earned ROE, from
5.5% in 2008 to 8.5% in 2009, targeting at least
10% in 2010
Continued strong operational performance
Filed electric distribution rate case on June 30,
2010
Benefiting from regular transmission updates
through a formula rate plan
Illinois Power Agency’s 2010 procurement
approved by the ICC on April 30
Uncollectibles expense rider tariff approved by
ICC in February 2010
Smart Meter pilot program and rider approved
by ICC and underway
Standard & Poor’s raised credit ratings in
3Q09 and Fitch in 1Q10
ComEd executing on regulatory recovery plan resulting in healthy increases in earned ROE
Producing Results with Regulatory Recovery Plan
End of Year Rate Base ($ in billions)
(1)

Illinois Power Agency (IPA)
RFP Procurement
On April 30, 2010, the ICC approved the bids from the RFP Procurement held on April 28, 2010, for the remaining ComEd 2010-2011 load (~25% of the total)
and a portion of its 2011-2012 load (~6% of the total)
• Contracts were awarded to 12 successful bidders
• $32.54 around-the-clock (ATC) price for 2010-2011 planning year, in addition to:
Financial Swap price (ATC baseload energy only) of $50.15 for June 2010 – December
2010 and $51.26 for January 2011 – December 2011; increase in notional quantity to
3,000 MW on June 1, 2010
Delivery
Period
Peak Off-Peak
June 2010 -
May 2011
5,528 4,344
June 2011 -
May 2012
1,980 549
Volume procured in the 2010 IPA
Procurement Event (GWh)
Note: Chart is for illustrative purposes only. Data on this slide is rounded.
2009 RFP
2009 RFP
2010 RFP
2010 RFP
2011 RFP
2011 RFP
2011 RFP
2012 RFP
2012 RFP
2013 RFP
Financial
Swap
Auction
Contract
June 2009 June 2010 June 2011 June 2012 June 2013 June 2014

ComEd Customer Usage Breakdown
Other
2%
Residential
31%
Small C&I
36%
380 Large
C&I
18%
Other Large
C&I
13%
3% Leisure & Hospitality
9% Trade, Transportation & Utilities
11% Finance, Professional &
Business Services
12% Health & Educational Services
13% Government
52% Manufacturing
Limited survey of select Large C&I customers has indicated an increase in production via longer production runs and additional shifts due to improved economic conditions for manufacturing-based customers, especially in the steel and transportation sectors, along with data center expansions.
Customer Usage by Revenue Class
Top 380 Customer Usage by Segment

PECO – Electric & Gas Distribution
Rate Case Filing Summary
On March 31, PECO filed electric and gas distribution rate cases
First electric distribution rate case since 1989
• Act 129 energy efficiency and smart meter costs recovered separately through rider
Last gas delivery rate case in 2008
53.18% 53.18% Common Equity Ratio
R-2010-2161592 R-2010-2161575 Docket #
2010
(1)
2010
(1)
Test Year
ROE: 11.75%
ROR: 8.95%
ROE: 11.75%
ROR: 8.95%
Requested Returns
$1,100 million $3,236 million Rate Base
6.94%
(2)
$316 million
Electric
$44 million Revenue Requirement Increase
5.28%
2011 Proposed Distribution Price
Increase as % of Overall Customer Bill
Gas Rate Case Request
(1)    With pro forma adjustments.
(2)    Excluding Alternative Energy Portfolio Standards and default service surcharge.
Note: Electric and gas rate case filings available on PAPUC (Pennsylvania Public Utility Commission) website or www.peco.com/know.
PECO executing its post-transition regulatory plan to secure fair and reasonable returns on its distribution investment

PECO – Timeline for Rate Cases
Electric Gas
Filed:
March 31, 2010 March 31, 2010
Opposing Parties’ Testimony:
July 7, 2010 June 30, 2010
Rebuttal Testimony:
August 3, 2010 July 23, 2010
Hearings:
August 16-20, 2010 August 9-11, 2010
Administrative Law Judge Orders:
November 2, 2010 November 2, 2010
Final Orders Expected:
December 16, 2010 December 16, 2010
New Rates Effective:
January 1, 2011 January 1, 2011
PAPUC has a nine-month process for litigation of the rate case filings

5.03
6.26
6.23
0.51
0.70
2.57
8.57
PECO Electric Residential Rate
Increases 2010 to 2011
January 1, 2011
January 1, 2010
Total = 14.7¢
Unit Rates (¢/kWh)
Proposed Total Bill
Increase ~9%
Total = 16.0¢
AEPS                                 ~0.6%
Smart Meter ~0.7%
Default Service surcharge
mechanism                      ~(1.8)%
Transmission surcharge
mechanism                        ~1.3%
Energy / Capacity
Competitive Transition
Charge
Transmission
Distribution
Distribution Rate Case     ~8.2%
0.47
Energy Efficiency
Surcharge
Breakdown of 2010 to 2011
~9% Increase (On Total Bill)
Notes:
• Assume results from final procurement in September 2010 are the same as May 2010 procurement.
• Rates effective January 1, 2010 include Act 129 Energy Efficiency surcharge of 2%.
• Low income discounted rates were subsidized in the PPA in 2010 and will be recovered through distribution rates in 2011.
0.29

2.7
3.0
3.3
3.5
0.5
0.6
0.6
1.1
1.1
1.1
1.1
0.6
1.7
0.9
Gas
Competitive Transition Charge (CTC)
Electric Transmission
Electric Distribution
PECO Executing on Transition Plan
Targeted earned ROE of ~11% in 2010; 9-
11% post transition
Electric and gas rate cases filed on March
31, 2010
Selected as 1 of 6 companies to receive
maximum Federal stimulus award of $200
million for smart grid / smart meter
investment
PAPUC approved Smart Meter Plan under
Pennsylvania Act 129 in April 2010
Fixed price PPA with ExGen ends
December 31, 2010
Three of four procurement events for
electricity supply beginning January 1, 2011
have been conducted, including 72% of
2011 residential load
~9 – 11%
Not applicable due to
transition rate structure
Rate Making ROE
Equity ~50 – 53%
$6.3
$5.7
$5.0
2008 2009 2011
(Illustrative) (2)
(1) Rate base as determined for rate-making purposes. Amounts do not reflect pro forma adjustments that may be made to determine rate base for rate case filing purposes.
(2) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
$5.1
2010E
PECO is managing through its transition period and is positioned for continued strong financial performance post-2010
Actively Engaged in Transition End of Year Rate Base ($ in billions)
(1)

Exelon

	✓ ✓ ✓
	✓ ✓
	✓ ✓
	✓ ✓

✓ ✓ ✓ ✓
✓ ✓
✓ ✓
✓ ✓

PECO Procurement
(1) See PECO Procurement website (http://www.pecoprocurement.com) for additional details regarding PECO’s procurement plan and RFP results.
(2) Wholesale prices.  No Small/Medium Commercial products were procured in the June 2009 RFP.
(3) For Large C&I customers who have opted to participate in the 2011 fixed-priced full requirements product.
Large Commercial and Industrial
Average price of $77.55/MWh
(2)
100% of fixed-price full requirements procured in May ’10
(3)
Medium Commercial
Sept ’09 / May ’10 RFP aggregate result $77.89/MWh
(2)
Remaining 42% of full requirements to be procured in Sep ‘10
Residential
June ’09 RFP average price of $88.61/MWh
(2)
Sept ’09 RFP average price of $79.96/MWh
(2)
May ‘10 RFP average price of $69.38/MWh
(2)
Remaining 28% of full requirements to be procured in Sep ‘10
Small Commercial
Sept ’09 / May ’10 RFP aggregate result $77.65/MWh
(2)
Remaining 40% of full requirements to be procured in Sep ‘10
85% full requirements
15% full requirements
spot
Medium Commercial
(peak demand >100
kW but <= 500 kW)
Fixed-priced full
requirements
(3)
Hourly full requirements
Large Commercial &
Industrial (peak
demand >500 kW)
90% full requirements
10% full requirements
spot
75% full requirements
20% block energy
5% energy only spot
Products
Small Commercial
(peak demand <100
kW)
Residential
Customer Class
PECO Procurement Plan
(1)
2011 Supply Procured
Next RFP to be held on September 20, 2010

PECO Customer Usage Breakdown
Other
3%
Other Large
C&I
24%
150 Large
C&I
17%
Small C&I
22%
Residential
34%
7% Other
13% Transportation, Communication &
Utilities
18% Health & Educational Services
18% Manufacturing
22% Petroleum
2% Retail Trade
9% Finance, Insurance & Real Estate
12% Pharmaceuticals
PECO’s load is relatively diversified by customer class and industry
Customer Usage by Revenue Class
Top 150 Customer Usage by Segment

ComEd and PECO Accounts Receivable
ComEd A/R
(1)
2Q08 2Q09 2Q10
PECO A/R
(1)
% of AR
$827M
$738M
$784M
(1)   Accounts receivable amounts include unbilled receivables and are gross of allowance for uncollectible accounts at ComEd and PECO and include, for PECO, pledged and long-term receivables.
>60 days
31-60 days
0-30 days
Note: Data contained on this slide is rounded.
2Q08 2Q09 2Q10
$755M
$894M
$768M

Exelon

ComEd
An Exelon Company

PECO
An Exelon Company

Exelon
Generation

Sufficient Liquidity
-- -- -- -- Outstanding Facility Draws
(434) (231) (3) (195) Outstanding Letters of Credit
$7,365 $4,834 $574 $1,000 Aggregate Bank Commitments
(1)
6,931 4,603 571 805 Available Capacity Under Facilities
(2)
(187) -- -- (187) Outstanding Commercial Paper
$6,744 $4,603 $571 $618
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3) ($ millions)
Available Capacity Under Bank Facilities as of July 14, 2010
Exelon bank facilities are largely untapped
(1)  Excludes previous commitment from Lehman Brothers Bank and commitments from Exelon’s Community and Minority Bank Credit Facility.
(2)  Available Capacity Under Facilities represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and facility draws.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes other corporate entities.

Projected 2010 Key Credit Measures
14.1x 9.6x FFO / Interest Generation /
Corp:
69% 39% FFO / Debt
55% 70% Rating Agency Debt Ratio
BBB
A-
A-
BBB-
S&P Credit
Ratings (3)
BBB+
A
BBB+
BBB+
Fitch Credit
Ratings (3)
A3
A2
Baa1
Baa1
Moody’s Credit
Ratings (3)
3.3x 3.6x FFO / Interest ComEd:
17% 16% FFO / Debt
43% 50% Rating Agency Debt Ratio
4.2x 4.6x FFO / Interest PECO:
23% 21% FFO / Debt
48% 50% Rating Agency Debt Ratio
29% 47% Rating Agency Debt Ratio
96% 47% FFO / Debt
21.2x 11.8x FFO / Interest Generation:
48%
37%
6.7x
Without PPA &
Pension / OPEB (2)
58% Rating Agency Debt Ratio
27% FFO / Debt
6.3x FFO / Interest Exelon
Consolidated:
With PPA & Pension /
OPEB (1)
Notes: Exelon and PECO metrics exclude securitization debt.  See following slide for FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to
GAAP.
(1)
FFO/Debt metrics include the following standard adjustments: debt equivalents for PV of Operating Leases, PPAs, unfunded Pension and OPEB obligations (after-tax),
Capital Adequacy for Energy Trading, and other minor debt equivalents.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Exelon Generation and senior secured ratings for ComEd and PECO as of July 15, 2010.

FFO Calculation and Ratios
+ Other Non-Cash items
(1)
- AFUDC/Cap. Interest
- Decommissioning activity
+/- Change in Working Capital
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
Net Cash Flows provided by Operating Activities
Net Interest Expense
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 6% interest on Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of PPA
+ AFUDC & Capitalized interest
- PECO Transition Bond Interest Expense
FFO Interest Coverage
FFO
= Adjusted Debt
+ Off-balance sheet debt equivalents
(2)
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(3)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
Total Adjusted Capitalization
= Rating Agency Debt
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
(1) Reflects depreciation adjustment for PPAs and operating leases and pension/OPEB contribution normalization.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents for PV of Operating Leases, PPAs, unfunded Pension and OPEB obligations (after-tax),
Capital Adequacy for Energy Trading, and other minor debt equivalents.
(3) Uses current year-end adjusted debt balance.

2Q GAAP EPS Reconciliation
NOTE: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Data contained on this slide is rounded.
(0.04) - - (0.02) (0.02) 2009 severance charges
0.10 - - - 0.10 Unrealized gains related to nuclear decommissioning trust funds
(0.01) (0.01) - - - NRG acquisition costs
(0.03) - - - (0.03) 2007 Illinois electric rate settlement
(0.16) - - - (0.16) Mark-to-market adjustments from economic hedging activities
0.10 (0.02) - 0.06 0.06
Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes
$0.99 $(0.06) $0.11 $0.17 $0.77 2Q09 GAAP Earnings (Loss) Per Share
$1.03 $(0.03) $0.11 $0.13 $0.82 2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Three Months Ended June 30, 2009
(0.01) - - - (0.01) 2007 Illinois electric rate settlement
(0.02) - - - (0.02) Retirement of fossil generating units
(0.08) - - - (0.08) Unrealized losses related to nuclear decommissioning trust funds
(0.11) - - - (0.11) Mark-to-market adjustments from economic hedging activities
(0.10) (0.01) (0.03) (0.16) 0.10 Non-cash remeasurement of income tax uncertainties
$0.67 $(0.03) $0.11 $0.02 $0.57 2Q10 GAAP Earnings (Loss) Per Share
$0.99 $(0.02) $0.15 $0.18 $0.69 2010 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Three Months Ended June 30, 2010

YTD GAAP EPS Reconciliation
0.10 (0.02) - 0.06 0.06
Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes
(0.04) - - (0.02) (0.02) 2009 severance charges
0.05 - - - 0.05 Unrealized gains related to nuclear decommissioning trust funds
(0.03) (0.03) - - - NRG acquisition costs
(0.06) - - - (0.06) 2007 Illinois electric rate settlement
0.01 - - - 0.01 Mark-to-market adjustments from economic hedging activities
(0.20) - - - (0.20) Impairment of certain generating assets
$2.07 $(0.14) $0.28 $0.35 $1.58 YTD 2009 GAAP Earnings (Loss) Per Share
$2.24 $(0.09) $0.28 $0.31 $1.74 2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Six Months Ended June 30, 2009
(0.01) - - - (0.01) 2007 Illinois electric rate settlement
(0.10) (0.01) (0.03) (0.16) 0.10 Non-cash remeasurement of income tax uncertainties
(0.03) - - - (0.03) Retirement of fossil generating units
(0.05) - - - (0.05) Unrealized losses related to nuclear decommissioning trust funds
0.10 - - - 0.10 Mark-to-market adjustments from economic hedging activities
(0.10) (0.02) (0.02) (0.02) (0.04) Non-cash charge resulting from healthcare legislation
$1.80 $(0.07) $0.26 $0.19 $1.42 YTD 2010 GAAP Earnings (Loss) Per Share
$1.99 $(0.04) $0.31 $0.37 $1.35 2010 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Six Months Ended June 30, 2010
NOTE: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Data contained on this slide is rounded.

2010 Earnings Outlook
Exelon’s 2010 adjusted (non-GAAP) operating earnings outlook excludes the earnings effects of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements
• Significant impairments of assets, including goodwill
• Changes in decommissioning obligation estimates
• Costs associated with the 2007 Illinois electric rate settlement agreement
• Costs associated with ComEd’s 2007 settlement with the City of Chicago
• Costs associated with the retirement of fossil generating units
• Non-cash charge resulting from passage of Federal health care legislation
• Non-cash remeasurement of income tax uncertainties
• Other unusual items
• Significant future changes to GAAP
Operating earnings guidance assumes normal weather for remainder of the year
Operating O&M target excludes the following items:
• Exelon Generation: Decommissioning accretion expense
• ComEd: Impact of riders, primarily Rider EDA (Energy Efficiency and Demand Response Adjustment)
• PECO: Impact of energy efficiency and smart grid/meter riders